                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 250, California Trust 180 and New York Trust 185

  We consent to the use of our report dated December 13, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KMPM LLP

                                             KPMG LLP

New York, New York
December 13, 2000